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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) - July 1, 1999
                                                -------------------------------

                             NET COMMAND TECH, INC.
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             (Exact name of registrant as specified in its charter.)

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
         Delaware                                     0-17772                                   55-0672633
---------------------------                ---------------------------                 -------------------------
(State or other jurisdiction                (Commission File Number)                      (IRS Employer Number)
   of incorporation)

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111 Second Avenue Northeast, 16th Floor, St. Petersburg, Florida       33701
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(Address of principal executive offices.)                            (Zip code.)


                                 (727) 898-5707
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              (Registrant's telephone number, including area code.)


               62 Indian Trace, Suite 286, Weston, Florida 33326
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         (Former name or former address, if changed since last report.)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

         On June 30, 1999, our Board of Directors recommended and approved the replacement of our principal accountants, Strabala, Ramirez & Associates, effective on June 30, 1999. Also, on June 30, 1999, our Board of Directors recommended and approved the replacement firm of Ernst & Young LLP as its independent auditors, effective July 1, 1999. Prior to our appointment of Ernst & Young LLP, we had not consulted with them on the application of any accounting principles related to a specific or contemplated transaction, or the type of audit opinion that might be rendered on our financial statements for the year ended December 31, 1999.

         The audit reports of Strabala, Ramirez & Associates on our financial statements for the last two years did not contain a qualified, adverse or disclaimed opinion. The audit report of Strabala, Ramirez & Associates, dated May 6, 1999, included in our Annual Report on Form 10-KSB for the year ended December 31, 1998, was modified for an uncertainty surrounding substantial doubt about our ability to continue as a going concern. That uncertainty was described in the notes to the financial statements included in our Annual Report.

         During the last two years and subsequent interim periods, preceding this change, there have been no disagreements with Strabala, Ramirez & Associates on any matter of accounting principles or practices, disclosure, or auditing scope, which, if not resolved to the satisfaction of Strabala, Ramirez & Associates, would have caused them to make reference to the subject matter of such disagreements in connection with issuing their reports. Also, no reportable events, within the meaning of Item 304(a)(1)(v) of Regulation S-K, has occurred during the two most recently completed years and subsequent interim periods, preceding this change.

         We have provided Strabala, Ramirez & Associates with these disclosures, and have requested them to furnish us with a letter, addressed to the Commission, stating whether or not they agree with our statements. That letter, dated July 1, 1999, is included in this report, as Exhibit 99.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      None

(b)      None

(c)      Exhibits

         Exhibit 99 Letter addressed to the Commission from Strabala, Ramirez & Associates, Inc.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


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
/s/ Charles C. Bream                                   President and Chief Executive             July 1, 1999
-------------------------------------------            Officer
Charles C. Bream



/s/ Robert I. Chalnick                                 Vice President and Chief                  July 1, 1999
-------------------------------------------            Financial Officer
Robert I. Chalnick


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